UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2011 (November 21, 2011)
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

11490 Westheimer, Suite 400		77077
Houston, Texas
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 529-7979
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
          Pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 11, 2011 among Global Industries, Ltd., a Louisiana corporation (“Global Industries”), Technip S.A., a société anonyme organized under the laws of France (“Technip”), and Apollon Merger Sub B, Inc., a Louisiana corporation and an indirect, wholly-owned subsidiary of Technip (“Merger Subsidiary”), Merger Subsidiary will be merged with and into Global Industries (the “Merger”) at the effective time of the Merger, which is expected to occur on December 1, 2011. Global Industries will be the surviving company following the Merger and an indirect, wholly-owned subsidiary of Technip.
          On November 21, 2011, in connection with the Merger and pursuant to the Indenture, dated as of July 27, 2007 (the “Indenture”), between Global Industries and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to Global Industries’ 2.75% Senior Convertible Debentures due 2027 (the “Debentures”), Global Industries delivered to the Trustee and the holders of the Debentures a Notice of Merger, Fundamental Change and Non-Stock Change of Control (the “Merger Notice”). A copy of the Merger Notice is attached hereto as Exhibit 99.1. The Merger Notice is also available on Global Industries’ website, at www.globalind.com.
          The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Global Industries’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2011 and which is incorporated herein by reference. The foregoing description of the Merger Notice does not purport to be complete and is qualified in its entirety by reference to the Merger Notice, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description

99.1	Notice of Merger, Fundamental Change and Non-Stock Change of Control, dated as of November 21, 2011
Forward-Looking Statements
     Statements made in this Current Report on Form 8-K that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed transaction and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Global Industries and Technip and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, neither Global Industries nor Technip undertakes any obligation to update or revise such statements, whether as a result of new information, future events or otherwise.
     Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of Global Industries and Technip; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation or adverse judgments relating to the proposed transaction; risks relating to the consummation of the contemplated transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed by Global Industries with the SEC, including Global Industries’ Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which identify significant risk factors that could cause actual results to differ from those contained in the forward-looking statements.
Important Additional Information Has Been Filed with the SEC
     In connection with the proposed transaction, Global Industries has filed a proxy statement and other relevant documents concerning the transaction with the SEC. GLOBAL INDUSTRIES STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GLOBAL INDUSTRIES AND THE MERGER. The proxy statement and other documents incorporated by reference in the proxy statement are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Global Industries, Ltd., 11490 Westheimer, Suite 400, Houston, Texas 77077, Attention: Secretary.
     Global Industries and its directors and officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Global Industries is set forth in a recent definitive proxy statement of Global Industries, which was filed with the SEC on April 5, 2011. Certain directors and executive officers of Global Industries may have direct or indirect interests in the proposed transaction that may be different from those of Global Industries stockholders generally. Investors may obtain additional information regarding such interests by reading the proxy statement and other relevant documents that Global Industries has filed with the SEC when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ Russell J. Robicheaux
Russell J. Robicheaux
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

November 21, 2011

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Notice of Merger, Fundamental Change and Non-Stock Change of Control, dated as of November 21, 2011